Dreyfus
Large Company
Growth Fund
Annual Report


October 31, 1997

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this annual report for Dreyfus Large Company Growth Fund, a Dreyfus Growth & Value Fund, for the fiscal year ended October 31, 1997. Over this period, your Fund produced a total return of 16.27%,* which compares with a total return of 32.10%** for the Standard & Poor's 500 Composite Stock Price Index.

ECONOMIC REVIEW

   The U.S. economy has registered a step-up in growth thus far in 1997 and incoming evidence suggests that momentum is still building. Stronger growth this year has helped keep corporate profits buoyant despite a substantially tighter labor market. This is because nationwide shortages of labor have so far not generated much wage inflation. Moreover, price inflation has decelerated markedly during the year suppressed by the strong dollar, import competition and continued disinflation in health care.

   Although the Federal Reserve Board (the "Fed") has held a tightening bias since mid-1996, the central bank has raised interest rates only once this year. Expectations for further hikes have been continually postponed. They were first dampened by the surprising drop in this year's price inflation, and more recently by unfolding crises in foreign economies. Both events have helped to cap short-term rates and to pull long-term interest rates lower since the spring.

   Real Gross Domestic Product ("GDP") growth accelerated to about 4% this year from 3% in 1996. Virtually all economic sectors have been strong so far. Consumer spending has been supported by rising real incomes. Capital spending has been very robust and incoming orders imply continued strength. Even housing demand, typically slowing at this phase of the business cycle, has reached new highs. Most incoming signals support sustained fast growth. The exception is that exporters' new orders have marginally slowed in recent months, indicating that economic turmoil overseas may be impacting this sector. By contrast, imports have been very robust and, if their growth is sustained, could help mitigate the economic weakness abroad.

   Overall corporate profits have continued to trend higher, although some companies have been hurt by events overseas and the stronger dollar. Domestically generated profits have typically remained solid, helped by strong growth and contained wages.

MARKET OVERVIEW

   The securities markets generally rose during the last year, though they experienced several corrections along the way, including a small correction in December 1996, a sharper broad-based decline in March-May 1997, a decline led by large capitalization shares in August and another very volatile period in October. While earnings growth was solid throughout the fiscal year, shifting expectations for economic growth and interest rates, both domestic and abroad, had the most impact on short-term stock market moves.

   When economic growth expectations began to favor stronger growth and the Fed raised short-term interest rates in early 1997, fears of even higher interest rates caused a sharp and broad stock market correction similar to the stock drop during the mid-1996 decline when U.S. interest rates also rose for a couple of months. When commodity prices and interest rates then declined near mid-1997, stocks rallied encouraged by solid first- and later second-quarter corporate earnings growth. Only in August, when a few major companies like Coca-Cola and Gillette indicated some disappointing fundamental growth prospects, did the year-long leadership of large capitalization shares seem to pause. Extreme stock price volatility in October was first caused by overseas events involving extreme currency, economic and interest rate moves in many Asian countries and a few Latin American emerging markets. This impact on U.S. stocks, now dubbed "the Asian flu," hurt many large U.S. shares as analysts estimated the negative impact of these overseas trends on earnings prospects for U.S. companies with international operations.

   The shifting market volatility affected the relative performance of several growth-oriented sectors unevenly during the fiscal year. Higher-beta (more volatile) shares in the technology and health care sectors generally outperformed during the rising markets in early 1997 and during the summer months of June through September but sharply underperformed the market, as represented by the S&P 500 Index, during the greatest periods of decline in March, April and October.

PORTFOLIO FOCUS

   The Fund's emphasis on companies with high earnings-growth expectations for the next 12 to 18 months included many health care, electronic technology and energy service industrial shares that experienced volatile stock price moves, both up and down, consistent with the overall market swings during the fiscal year. Beyond the overall market influences, company-specific news also had a notable impact on overall Fund performance. Rising earnings expectations benefited shares of Sunbeam (consumer durables), ENSCO International (energy service), Crompton & Knowles (chemicals), AES (utilities), Starwood Lodging (hotels) and Mylan Laboratories (pharmaceuticals). New product approvals and introductions, for example, were especially beneficial for raising expectations for Mylan Laboratories' earnings. Negative news and reduced expectations hurt performance of Teva Pharmaceuticals Industries, A.D.R. and Interneuron Pharmaceuticals, McAfee Associates (software), Sun International Hotels (hotels), and Corrections Corporation of America (prison management).

   At present, health care, technology, industrial services and finance holdings represent over 63% of the Fund's assets. The nine largest positions represent over 40% of the Fund's assets and reflect strong 1998 earnings growth expectations in selected technology (Check Point Software Technologies, Texas Instruments), health care (Mylan Laboratories, Agouron Pharmaceuticals), lodging (Starwood Lodging), energy (AES, Smith International), finance (Green Tree Financial) and chemical companies (Crompton & Knowles). The Fund continues to maintain a near fully invested equity position.

   As the end of the calendar year approaches, we are concentrating on economic and corporate fundamentals for 1998 and beginning to make calculations for 1999.

                                                     Sincerely,

                                                     /s/ Michael Schonberg

                                                     Michael Schonberg
                                                     Portfolio Manager

November 18, 1997
New York, N.Y.

*   Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Large Company Growth Fund                              October 31, 1997
-------------------------------------------------------------------------------


            COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                      DREYFUS LARGE COMPANY GROWTH FUND
           AND THE STANDARD & POOR'S 500 COMPOSITE STOCK PRICE INDEX


                               Dollars

$21,466
Standard & Poor's 500
Composite Stock
Price Index*


$17,290
Dreyfus Large Company
Growth Fund

*Source: Lipper Analytical Services, Inc.


Average Annual Total Returns
-------------------------------------------------------------------------------


                   One Year Ended                  From Inception (12/29/93)
                  October 31, 1997                     to October 31, 1997
                 ------------------                -------------------------
                        16.27%                              15.32%
-------------------
Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in Dreyfus Large Company Growth Fund on 12/29/93 (Inception Date) to a $10,000 investment made in the Standard & Poor's 500 Composite Stock Price Index on that date. For comparative purposes, the value of the Index on 12/31/93 is used as the beginning value on 12/29/93. All dividends and capital gain distributions are reinvested.

The Fund's performance shown in the line graph takes into account all applicable fees and expenses. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted, unmanaged index of overall stock market performance, which does not take into account charges, fees and other expenses. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Investments                                       October 31, 1997


Common Stocks--98.5%                                               Shares        Value
-----------------------------------------------------------------  ------    ------------
     Commercial Services--2.6%   At Home, Cl. A..................  13,300     $   320,863
                                                                              -----------

       Consumer Durables--3.0%   Sunbeam.........................   8,000         362,500
                                                                              -----------

   Consumer Non-Durables--3.8%   Coca-Cola.......................   4,000         226,000
                                 Philip Morris ..................   3,000         118,875
                                 Warnaco Group, Cl. A............   4,000         113,000
                                                                              -----------
                                                                                  457,875
                                                                              -----------

       Consumer Services--5.9%   Clear Channel Communications..(a)  3,000         198,000
                                 Host Marriott.................(a) 15,000         313,125
                                 Sun International Hotels......(a)  6,000         216,000
                                                                              -----------
                                                                                  727,125
                                                                              -----------

  Electronic Technology--12.9%   Applied Materials.............(a)  6,000         200,250
                                 Cisco Systems.................(a)  4,000         328,125
                                 Etec Systems..................(a)  8,000         357,000
                                 Intel............................  2,000         154,000
                                 Texas Instruments................  5,000         533,437
                                                                              -----------
                                                                                1,572,812
                                                                              -----------

                Finance--21.0%   American International Group.....  1,500         153,094
                                 Associates First Capital, Cl. A..  2,500         159,062
                                 ContiFinancial................(a) 11,000         312,812
                                 Fremont General..................  8,000         373,000
                                 Green Tree Financial............. 12,500         526,563
                                 Starwood Lodging Trust........... 11,500         687,844
                                 Vornado Realty Trust.............  8,000         357,000
                                                                              -----------
                                                                                2,569,375
                                                                              -----------

      Health Technology--17.9%   Agouron Pharmaceuticals.......(a) 12,000         547,500
                                 Boston Scientific.............(a)  9,000         409,500
                                 Mylan Laboratories............... 35,000         767,813
                                 Teva Pharmaceutical Industries,
                                   A.D.R.......................... 10,000         467,500
                                                                              -----------
                                                                                2,192,313
                                                                              -----------

    Industrial Services--12.3%   AES...........................(a) 14,000         554,750
                                 ENSCO International.............. 10,000         420,625
                                 Smith International...........(a)  7,000         533,750
                                                                              -----------
                                                                                1,509,125
                                                                              -----------

      Process Industries--4.1%   Crompton & Knowles............... 20,000         505,000
                                                                              -----------

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Investments (Continued)                         October 31, 1997


Common Stocks (continued)                                          Shares        Value
-----------------------------------------------------------------  ------    ------------
  Producer Manufacturing--2.9%   Corporate Express............(a)  15,000     $   220,312
                                 General Electric................   2,000         129,125
                                                                              -----------
                                                                                  349,437
                                                                              -----------
    Technology Services--12.1%   America Online.................    6,000         462,000
                                 Check Point Software
                                   Technologies..............(a)   15,000         639,375
                                 McAfee Associates...........(a)    5,000         248,750
                                 Microsoft...................(a)    1,000         130,000
                                                                              -----------
                                                                                1,480,125
                                                                              -----------

TOTAL INVESTMENTS (cost $9,498,016).............................    98.5%     $12,046,550
                                                                   ======     ===========

CASH AND RECEIVABLES (NET)......................................     1.5%     $   182,602
                                                                   ======     ===========

NET ASSETS......................................................   100.0%     $12,229,152
                                                                   ======     ===========

Notes to Statement of Investments:
-----------------------------------------------------------------------------------------
(a) Non-income producing.


                      See notes to financial statements.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities                            October 31, 1997

                                                                      Cost         Value
                                                                   ----------   -----------
ASSETS:         Investments in securities--See Statement of
                  Investments....................................  $9,498,016   $12,046,550
                Cash.............................................                   937,603
                Receivable for investment securities sold........                 2,063,456
                Dividends and interest receivable................                       457
                Prepaid expenses.................................                    21,420
                                                                                -----------
                                                                                 15,069,486
                                                                                -----------

LIABILITIES:    Due to The Dreyfus Corporation and affiliates....                     3,338
                Due to Distributor...............................                     2,986
                Payable for investment securities purchased......                 1,476,136
                Bank loan payable--Note 2........................                 1,350,000
                Interest payable--Note 2.........................                       223
                Accrued expenses.................................                     7,651
                                                                                -----------
                                                                                  2,840,334
                                                                                -----------

NET ASSETS.......................................................               $12,229,152
                                                                                ===========

REPRESENTED BY: Paid-in capital..................................               $ 8,581,142
                Accumulated net realized gain (loss) on investments               1,099,476
                Accumulated net unrealized appreciation (depreciation)
                  on investments--Note 4.........................                 2,548,534
                                                                                -----------
NET ASSETS.......................................................               $12,229,152
                                                                                ===========

SHARES OUTSTANDING
(100 million shares of $.001 par value Common Stock authorized)..                   624,176

NET ASSET VALUE, offering and redemption price per share--Note 3(d)                  $19.59
                                                                                     ======

                       See notes to financial statements.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Operations                             Year Ended October 31, 1997

INVESTMENT INCOME

INCOME:         Cash dividends (net of $753 foreign taxes
                  withheld at source)......................   $   54,416
                Interest...................................       16,699
                                                              ----------
                  Total Income.............................                 $   71,115
EXPENSES:       Management fee--Note 3(a)..................       86,822
                Shareholder servicing costs--Note 3(b).....       28,263
                Registration fees..........................       24,190
                Auditing fees..............................       15,674
                Prospectus and shareholders' reports.......        6,268
                Custodian fees--Note 3(b)..................        4,393
                Legal fees.................................        2,099
                Directors' fees and expenses--Note 3(c)....        1,488
                Interest expense--Note 2...................          223
                Miscellaneous..............................        7,259
                                                              ----------
                  Total Expenses...........................      176,679

                Less--reduction in management fee due to
                  undertaking--Note 3(a)...................      (37,897)
                  Net Expenses.............................                    138,782
                                                                            ----------
INVESTMENT (LOSS)..........................................                    (67,667)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 4:
                Net realized gain (loss) on investments....   $1,102,422
                Net unrealized appreciation (depreciation)
                  on investments...........................      742,711
                                                              ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.....                  1,845,133
                                                                            ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.......                 $1,777,466
                                                                            ==========

                       See notes to financial statements.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                    Year Ended   Year Ended
                                                                    October 31,  October 31,
                                                                       1997         1996
                                                                    -----------  ----------
OPERATIONS:
  Investment (loss)................................................ $   (67,667) $  (41,852)
  Net realized gain (loss) on investments..........................   1,102,422     733,358
  Net unrealized appreciation (depreciation) on investments........     742,711     807,517
                                                                    -----------  ----------
    Net Increase (Decrease) in Net Assets Resulting from Operations   1,777,466   1,499,023
                                                                    -----------  ----------

DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net...........................................      --         (19,280)
  Net realized gain on investments.................................    (676,051)     --
                                                                    -----------  ----------
    Total Dividends................................................    (676,051)    (19,280)
                                                                    -----------  ----------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold....................................   4,831,482   1,970,510
  Dividends reinvested.............................................     674,094      19,280
  Cost of shares redeemed..........................................  (3,450,411)   (584,373)
                                                                    -----------  ----------
    Increase (Decrease) in Net Assets from Capital Stock
      Transactions.................................................   2,055,165   1,405,417
                                                                    -----------  ----------
        Total Increase (Decrease) in Net Assets....................   3,156,580   2,885,160

NET ASSETS:
  Beginning of Period..............................................   9,072,572   6,187,412
                                                                    -----------  ----------
  End of Period.................................................... $12,229,152  $9,072,572
                                                                    ===========  ==========


                                                                      Shares       Shares
                                                                    -----------  ----------
CAPITAL SHARE TRANSACTIONS:
  Shares sold.....................................................      268,164     114,424
  Shares issued for dividends reinvested..........................       41,078       1,246
  Shares redeemed.................................................     (183,083)    (35,949)
                                                                    -----------  ----------
     Net Increase (Decrease) in Shares Outstanding................      126,159      79,721
                                                                    -----------  ----------
                                                                    -----------  ----------


                       See notes to financial statements.

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                               Year Ended October 31,
                                                                      -------------------------------------------
PER SHARE DATA:                                                        1997        1996        1995       1994(1)
                                                                      ------      ------      ------     --------
   Net asset value, beginning of period.......................        $18.22      $14.79      $13.05     $12.50
                                                                      ------      ------      ------     ------
   Investment Operations:

   Investment income (loss)--net..............................          (.11)       (.08)        .07        .17
   Net realized and unrealized gain (loss) on investments.....          2.81        3.56        1.88        .38
                                                                      ------      ------      ------     ------
   Total from Investment Operations...........................          2.70        3.48        1.95        .55
                                                                      ------      ------      ------     ------
   Distributions:

   Dividends from investment income--net......................          --          (.05)       (.21)      --
   Dividends from net realized gain on investments............         (1.33)         --          --       --
                                                                      ------      ------      ------     ------
   Total Distributions........................................         (1.33)       (.05)       (.21)      --
                                                                      ------      ------      ------     ------
   Net asset value, end of period.............................        $19.59      $18.22      $14.79     $13.05
                                                                      ------      ------      ------     ------
                                                                      ------      ------      ------     ------
TOTAL INVESTMENT RETURN.......................................         16.27%      23.55%      15.29%      4.40%(2)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets....................          1.20%       1.26%        .85%        --
   Ratio of net investment income (loss) to average net assets          (.58%)      (.56%)       .54%      1.37%(2)
   Decrease reflected in above expense ratios due to

      undertakings by the Manager.............................           .33%        .32%       1.69%      1.97%(2)
   Portfolio Turnover Rate....................................        195.27%     153.78%      86.59%     12.08%(2)
   Average commission rate paid(3)............................        $.0513      $.0521         --         --
   Net Assets, end of period (000's Omitted)..................       $12,229      $9,073      $6,187     $5,281

----------------------
(1) From December 29, 1993 (commencement of operations) to October 31, 1994.
(2) Not annualized.
(3) For fiscal years beginning November 1, 1995, the Fund is required to disclose its average commission rate paid per share for purchases and sales ofinvestment securities.




                       See notes to financial statements.

Dreyfus Large Company Growth Fund
-----------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

   Dreyfus Large Company Growth Fund (the "Fund") is a series of Dreyfus Growth and Value Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940 ("Act") as a diversified open-end management investment company and operates as a series company currently offering nine series including the Fund. The Fund's investment objective is capital appreciation. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Bank Corporation. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge.

   As of October 31, 1997, MBIC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 441,284 shares of the Fund.

   The Company accounts separately for the assets, liabilities and operations of each fund. Expenses directly attributable to each fund are charged to that fund's operations; expenses which are applicable to all funds are allocated among them on a pro rata basis.

   The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

   (A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

   (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

   (C) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

   At year end, the Fund reclassified the current year investment loss of $67,667 to paid-in capital. This reclassification had no effect on net assets or net asset value per share.

   (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

Dreyfus Large Company Growth Fund
--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2--Bank Line of Credit:

   The Fund may borrow up to $2 million for leveraging purposes under a short-term unsecured line of credit and participates with other Dreyfus-managed funds in a $100 million unsecured line of credit primarily to be utilized for temporary or emergency purposes, including the financing of redemptions. Interest is charged to the Fund at rates which are related to the Federal Funds rate in effect at the time of borrowings. Outstanding borrowings under both arrangements on October 31, 1997 amounted to $1,350,000.

   The average daily amount of borrowings outstanding under both arrangements during the period ended October 31, 1997 was approximately $3,700, with a related weighted average annualized interest rate of 6.02%. The maximum amount borrowed at any time during the period ended October 31, 1997 was $1,350,000.

NOTE 3--Management Fee and Other Transactions With Affiliates:

   (A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Manager has undertaken from November 1, 1996 through October 31, 1997 to reduce the management fee paid by the Fund, to the extent that the Fund's aggregate expenses, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed an annual rate of 1.25% of the value of the Fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $37,897 during the period ended October 31, 1997.

   (B) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the Fund's average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 1997, the Fund was charged $28,263 pursuant to the Shareholder Services Plan.

   The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. During the period ended October 31, 1997, the Fund was charged $2,996 pursuant to the transfer agency agreement.

   The Fund compensates Mellon under a custody agreement to provide custodial services for the Fund. During the period ended October 31, 1997, the Fund was charged $4,393 pursuant to the custody agreement.

   (C) Each director who is not an "affiliated person" as defined in the Act receives from the Company an annual fee of $5,000 and an attendance fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

   (D) Effective March 3, 1997, a 1% redemption fee is charged and retained by the Fund on certain redemptions of

Dreyfus Large Company Growth Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

   Fund shares (including redemptions through use of the Fund Exchanges service) where the shares being redeemed were issued subsequent to a specified effective date and the redemption or exchange occurs less than fifteen days following the date of issuance.

   (E) During the period ended October 31, 1997, the Fund incurred total brokerage commissions of $37,951, of which $6,757 was paid to Dreyfus Investment Services Corporation, a subsidiary of Mellon.

NOTE 4--Securities Transactions:

   The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1997 amounted to $22,932,936 and $21,575,200, respectively.

   At October 31, 1997, accumulated net unrealized appreciation on investments was $2,548,534, consisting of $2,826,019 gross unrealized appreciation and $277,485 gross unrealized depreciation.

   At October 31, 1997, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Dreyfus Large Company Growth Fund
-------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

SHAREHOLDERS AND BOARD OF DIRECTORS
DREYFUS LARGE COMPANY GROWTH FUND

   We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Large Company Growth Fund, one of the Series constituting Dreyfus Growth and Value Funds, Inc., as of October 31, 1997 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of October 31, 1997 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Large Company Growth Fund at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                            Ernst & Young LLP


New York, New York
December 12, 1997

Important Tax Information

   For Federal tax purposes the Fund hereby designates $1.335 per share as a long-term capital gain distribution paid on December 16, 1996.

Dreyfus Large Company
Growth Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                     250AR9710